                                                                   EXHIBIT 10.34
                                 FIFTH AMENDMENT

         THIS FIFTH AMENDMENT (this "AMENDMENT"), dated as of December 31, 1999, is by and among RESORTQUEST INTERNATIONAL, INC., a Delaware corporation (the "BORROWER"), the Subsidiaries of the Borrower party hereto (collectively the "GUARANTORS"), the Lenders party hereto (the "LENDERS"), SOCIETE GENERALE, as Co-Agent (the "Co-Agent") and BANK OF AMERICA, N.A., formerly NationsBank, N.A., a national banking association as Agent for the Lenders (the "AGENT").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement dated as of May 26, 1998 (as amended by a letter agreement dated as of September 30, 1998, a Second Amendment dated as of December 7, 1998, a Third Amendment dated as of April 16, 1999 and a Fourth Amendment dated as of June 1, 1999, the "EXISTING CREDIT AGREEMENT"), among the Borrower, the Guarantors, the Lenders, the Co-Agent and the Agent, the Lenders have extended commitments to make certain credit facilities available to the Borrower;

         WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement; and

         WHEREAS, the Lenders have agreed to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I

                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
PART I. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

         SUBPART 1.1. AMENDMENT TO SECTION 1.1. The definition of "CONSOLIDATED NET INCOME" contained in Section 1.1 of the Existing Credit Agreement is amended in its entirety so that such definition now reads as follows:

                  "CONSOLIDATED NET INCOME" means, for any period, net income (excluding extraordinary items) after taxes for such period of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP; provided, however, (i) one-time write-down charges made by the Consolidated Parties for secondary offering costs and pooling transaction costs, in an aggregate post-tax amount of $335,000, shall not be taken into account for purposes of determining Consolidated Net Income for the fiscal quarter ending June 30, 1999 and (ii) one-time write-down charges made by the


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         Consolidated Parties for deferred costs for acquisitions, costs associated with a study to identify alternative equity sources, severance pay accruals and asset write-offs, in an aggregate post-tax amount of $1,445,000, shall not be taken into account for purposes of determining Consolidated Net Income for the fiscal quarter ending December 31, 1999.

         SUBPART 1.2. AMENDMENT TO SECTION 7.11(B). Section 7.11(b) of the Existing Credit Agreement is amended in its entirety so that such Section now reads as follows:

                  (b) LEVERAGE RATIO. The Leverage Ratio, (i) as of the last day of each fiscal quarter of the Consolidated Parties other than the fiscal quarter ending December 31, 1999, shall be less than or equal to
         2.5 to 1.0 and (ii) as of the last day of the fiscal quarter of the Consolidated Parties ending December 31, 1999, shall be less than or equal to 2.7 to 1.0.

         SUBPART 1.3. AMENDMENT TO SECTION 7.11(D). Section 7.11(d) of the Existing Credit Agreement is amended in its entirety so that such Section now reads as follows:

                  (d) CONSOLIDATED CAPITAL EXPENDITURES. The Borrower shall not permit Consolidated Capital Expenditures to exceed (i) $3,000,000 for the fiscal year 1998, (ii) $5,300,000 for the fiscal year 1999 and
         (iii) $4,000,000 for the fiscal year 2000 and thereafter. In each such fiscal year Consolidated Capital Expenditures shall be computed on a non-cumulative basis.

                                     PART II

                           CONDITIONS TO EFFECTIVENESS

         SUBPART 2.1. AMENDMENT EFFECTIVE DATE. Upon satisfaction of all of the conditions set forth in this PART II, this Amendment shall be deemed effective on December 31, 1999 (the "AMENDMENT EFFECTIVE DATE"), and thereafter this Amendment shall be known, and may be referred to, as the "FIFTH AMENDMENT."

         SUBPART 2.2. EXECUTION OF COUNTERPARTS OF AMENDMENT. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

         SUBPART 2.3. FURTHER ASSURANCES. The Agent shall have received such other documents, instruments and certificates as the Agent may reasonably request.

                                    PART III

                                  MISCELLANEOUS

         SUBPART 3.1. CROSS-REFERENCES. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 3.2. INSTRUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 3.3. REFERENCES IN OTHER CREDIT DOCUMENTS. At such time as this Amendment shall become effective pursuant to the terms of SUBPART 2.1, all references in the Existing Credit Agreement and the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

         SUBPART 3.4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants that (a) the conditions precedent to the initial Loans were satisfied as of the Closing Date (assuming satisfaction or waiver, if applicable, of all requirements in such conditions that an item be in form and/or substance reasonably satisfactory to the Agent or any Lenders or that any event or action have been completed or performed to the reasonable satisfaction of the Agent or any Lenders), (b) the representations and warranties contained in SECTION 6 of the Existing Credit Agreement (as amended or modified by this Amendment) are correct in all material respects on and as of the date hereof (except for those which expressly relate to an earlier date) as though made on and as of such date and after giving effect to the amendments contained herein and (c) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

         SUBPART 3.5. ACKNOWLEDGMENT OF GUARANTORS. The Guarantors acknowledge and consent to all of the terms and conditions of this Fifth Amendment and agree that this Fifth Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Documents

         SUBPART 3.6. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 3.7. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 3.8. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                                       3
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         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                           RESORTQUEST INTERNATIONAL, INC.
                                    a Delaware corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------

GUARANTORS:                         FIRST RESORT SOFTWARE, INC.,
                                    a Colorado corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    B&B ON THE BEACH, INC.,
                                    a North Carolina corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    BRINDLEY & BRINDLEY REALTY &
                                    DEVELOPMENT, INC., a North Carolina
                                    corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    COASTAL RESORTS REALTY L.L.C.,
                                    a Delaware limited liability company

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


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                                    COASTAL RESORTS MANAGEMENT, INC.,
                                    a Delaware corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    COLLECTION OF FINE PROPERTIES, INC.,
                                    a Colorado corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    TEN MILE HOLDINGS, LTD.,
                                    a Colorado corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    HOTEL CORPORATION OF THE PACIFIC, INC.,
                                    a Hawaii corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    HOUSTON AND O'LEARY COMPANY,
                                    a Colorado corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


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                                    MAUI CONDOMINIUM & HOME REALTY, INC.,
                                    a Hawaii corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    THE MAURY PEOPLE, INC.,
                                    a Massachusetts corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    HOWEY ACQUISITION, INC.,
                                    a Florida corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    REALTY CONSULTANTS, INC.,
                                    a Florida corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    RESORT PROPERTY MANAGEMENT, INC.,
                                    a Utah corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


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                                    TELLURIDE RESORT ACCOMMODATIONS, INC.,
                                    a Colorado corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    TRUPP-HODNETT ENTERPRISES, INC.,
                                    a Georgia corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    THE MANAGEMENT COMPANY,
                                    a Georgia corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    WHISTLER CHALETS LTD.,
                                    a British Columbia corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    ABBOTT & ANDREWS REALTY, INC.,
                                    a Florida corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------

                                    ABBOTT REALTY SERVICES, INC.,
                                    a Florida corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    ABBOTT RESORTS, INC.,
                                    a Florida corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    PLANTATION RESORT MANAGEMENT, INC.,
                                    a Florida corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------


                                    THE TOPS'L GROUP, INC.,
                                    a Florida corporation

                                    By: /s/ David L. Levine
                                      -----------------------------------------
                                    Name: David L. Levine
                                         --------------------------------------
                                    Title: President and CEO
                                          -------------------------------------

LENDERS:                            BANK OF AMERICA, N. A.,
                                    formerly NationsBank, N.A., individually in its capacity as a Lender and in its capacity as Agent

                                    By:    /s/ John E. Ball
                                      -----------------------------------------
                                    Name:    John E. Ball
                                         --------------------------------------
                                    Title:  Managing Director
                                         --------------------------------------

                                    SOCIETE GENERALE,
                                    individually in its capacity as a
                                    Lender and in its capacity as Co-Agent

                                    By:
                                      -----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                         --------------------------------------

                                    UNION PLANTERS BANK, N.A.

                                    By:  /s/ Elizabeth Rouse
                                      -----------------------------------------
                                    Name:   Elizabeth Rouse
                                         --------------------------------------
                                    Title:  Vice President
                                         --------------------------------------